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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 12 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 12, 1998


                               RED ROOF INNS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                     1-14058                    31-1393666
        --------                     -------                    ----------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

   4355 DAVIDSON ROAD, HILLIARD, OHIO                           43026-2491
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 876-3200


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ITEM 5.  OTHER EVENTS

(a) Red Roof Inns, Inc. appoints David L. Rea to the position of Executive Vice President, Chief Financial Officer, and Treasurer effective October 6, 1998 (a press release dated October 8, 1998, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference).

(b) On October 6, 1998, David N. Chichester, Executive Vice President and Chief Financial Officer terminated his employment as Executive Vice President and Chief Financial Officer and resigned from the Board of Directors of Red Roof Inns, Inc. to pursue other interests. He will receive severance benefits provided under his employment agreement of approximately $1 million which will be recognized in the fourth quarter ended January 2, 1999. The Board vacancy is not being filled at this time.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RED ROOF INNS, INC.
                                     (Registrant)


October 12, 1998                     By:/s/ Alan L. Tallis
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                                        Alan L. Tallis
                                        Executive Vice President - Development,
                                        General Counsel and Secretary